[MFS LOGO]

MFS(R) Special Value Trust

Semiannual Report
April 30, 1997

[GRAPHIC] MAN & WOMAN IN WINDOW

Dear Shareholders:
For the six months ended April 30, 1997, the Trust provided a total return of 6.91% based on its beginning and ending stock market prices and assuming the reinvestment of all distributions. The Trust's total return based on its net asset value (NAV) was -0.92% for the same period. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short-term and long-term capital gains. The Trust paid an additional long-term capital gain of $1.32 per share in January. During the past six months, the Trust's market price on the New York Stock Exchange has traded at a premium to its NAV. On April 30, 1997, shares of the Trust were trading at a 30% premium based on the stock market price of $17.25 and the NAV price of $13.34. The Trust's total assets were approximately $83 million on April 30, 1997.

Economic  Outlook
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.


Stock Market
We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have created extreme volatility in the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.


Bond Markets
In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time in reaction to the economic momentum that was built up during the period. While inflationary forces largely remained in check in 1996, the continued strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.


Portfolio Performance and Strategy
As of April 30, 1997, approximately 84% of the Trust's assets were invested in equities, 5% in distressed and high-yield bonds, and the balance in cash and cash equivalents. We continue to maintain our value-oriented style of investing and will search for investments in any market or sector that we believe offers attractive risk-adjusted returns. This year has been especially challenging as value investors have struggled to keep pace with the strong performance of large-capitalization stocks, as represented by the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index, two popular, unmanaged indices of common stock total return performance. Many of the companies in which we invest have relatively small-market capitalizations or are more complicated investments that tend to make them lag in uncertain markets. Since the Fed raised rates in late March, the market has favored large-capitalization companies, but we believe our patience should eventually be rewarded.

The portfolio mix of investments in the Trust could be characterized as one-third earnings-turnaround situations, one-third leveraged-company equities, and one-third companies that have emerged from bankruptcy or financial restructuring. Examples of these are Harrah's Entertainment, Gaylord Container, and Anacomp, respectively.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[A. Keith Brodkin Signature]

A. Keith Brodkin
Chairman and President


[John F. Brennan, Jr. Signature]

John F. Brennan, Jr.
Portfolio Manager


[Robert J. Manning Signature]

Robert J. Manning
Portfolio Manager

May 14, 1997


Performance Summary
(For the period ended April 30, 1997)

Net Asset Value Per Share
October 31, 1996                   $15.23
April 30, 1997                     $13.34
New York Stock Exchange Price
October 31, 1996                   $18.25
March 10, 1997 (high)*             $18.75
April 30, 1997 (low)*              $17.25
April 30, 1997                     $17.25

*For the period November 1, 1996, through April 30, 1997.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Number of Shareholders

As of April 30, 1997, our records indicate that there are 1,208 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

      State Street Bank and Trust Company
      P.O. Box 8200
      Boston, MA 02266-8200
      1-800-637-2304

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFV.

Investment Objective and Policy

MFS[RegTM] Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest up to 50% of its assets in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to invest either all of the distributions paid by the Trust or only the long-term capital gains.

Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.

Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions.

The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details.

When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

Portfolio of Investments -- April 30, 1997
Stocks -- 82.2%

Issuer                                      Shares          Value
U.S. Stocks -- 71.9%
Aerospace -- 4.1%
AlliedSignal, Inc.  .....................       9,200     $  664,700
B.E. Aerospace, Inc.*  ..................      91,000      2,240,875
Thiokol, Corp.   ........................       7,300        476,325
                                                         -----------
                                                          $3,381,900
                                                         -----------
Agricultural Products -- 0.5%
AGCO Corp.    ...........................      14,600     $  377,775
                                                         -----------
Apparel and Textiles -- 0.1%
FootStar, Inc.*  ........................       3,300     $   68,475
                                                         -----------
Auto Parts -- 0.3%
Reebok International Ltd.*   ............       5,300     $  202,725
                                                         -----------
Automotive -- 1.1%
Exide Corp.   ...........................      58,500     $  943,313
                                                         -----------
Banks and Credit Companies -- 0.2%
Wells Fargo & Co.   .....................         733     $  195,528
                                                         -----------
Building -- 2.0%
Atlantic Gulf Communities Corp.+*  ......         250     $    1,375
Newport News Shipbuilding, Inc.    ......      37,500        562,500
Walter Industries, Inc.*  ...............      79,600      1,094,500
                                                         -----------
                                                          $1,658,375
                                                         -----------
Business Machines -- 0.5%
Sun Microsystems, Inc.*   ...............      14,500     $  417,781
                                                         -----------
Business Services -- 2.0%
ADT Ltd.*  ..............................      56,000     $1,533,000
DST Systems, Inc.*  .....................       3,900        110,662
                                                         -----------
                                                          $1,643,662
                                                         -----------
Cellular Telephones -- 0.4%
Telephone & Data Systems, Inc.  .........       9,800     $  362,600
                                                         -----------
Chemicals -- 2.3%
Betzdearborn, Inc.  .....................       3,300     $  211,200
Ferro Corp.   ...........................      15,500        482,437
NL Industries, Inc.    ..................     126,500      1,201,750
                                                         -----------
                                                          $1,895,387
                                                         -----------
Computer Software -- Systems -- 4.2%
Cerner Corp.*    ........................      33,100     $  533,737
Compaq Computer Corp.*    ...............       4,900        418,338
Computer Associates International, Inc.        13,400        696,800
Sybase, Inc.*    ........................      63,900        942,525
Synopsys, Inc.*  ........................      26,200        835,125
                                                         -----------
                                                          $3,426,525
                                                         -----------
Conglomerates -- 3.9%
Insilco Corp.*   ........................      70,030     $2,608,617
MAXXAM, Inc.*    ........................      13,300        571,900
                                                         -----------
                                                          $3,180,517
                                                         -----------
Consumer Goods and Services -- 7.4%
Darling International, Inc.*    .........      36,800     $  809,600
Hertz Corp.   ...........................         500         14,500


Issuer                                      Shares          Value
Consumer Goods and Services -- continued
Philip Morris Cos., Inc.  ...............      17,100     $  673,312
Thermadyne Industries Holdings Corp.*          49,400      1,339,975
Tyco International Ltd.   ...............      21,300      1,299,300
Westpoint Stevens, Inc.*  ...............      50,000      1,956,250
                                                         -----------
                                                          $6,092,937
                                                         -----------
Containers -- 3.4%
Atlantis Plastics, Inc.   ...............     109,300     $  628,475
Gaylord Container Corp.*  ...............     275,600      1,533,025
Jefferson Smurfit Corp.   ...............      28,100        365,300
Stone Container Corp.  ..................      25,900        262,237
                                                         -----------
                                                          $2,789,037
                                                         -----------
Electronics -- 1.3%
Analog Devices, Inc.*  ..................       4,100     $  109,675
Atmel Corp.*  ...........................       5,100        126,863
Intel Corp.   ...........................       3,500        535,937
Kulicke & Soffa Industries, Inc.*  ......       9,800        273,788
Teradyne, Inc.   ........................       1,200         39,300
                                                         -----------
                                                          $1,085,563
                                                         -----------
Entertainment -- 5.4%
American Radio Systems Corp., "A"*             13,680     $  400,140
Casino America, Inc.*  ..................     106,132        232,164
Harrah's Entertainment, Inc.*   .........     156,000      2,496,000
LIN Television Corp.*  ..................      15,500        641,312
Showboat, Inc.   ........................      31,800        647,925
Sodak Gaming, Inc.  .....................       2,200         25,850
                                                         -----------
                                                          $4,443,391
                                                         -----------
Financial Institutions -- 0.8%
Federal Home Loan Mortgage Corp.               14,800     $  471,750
Union Planters Corp.   ..................       4,500        200,813
                                                         -----------
                                                          $  672,563
                                                         -----------
Food and Beverage Products -- 0.9%
Smith's Food & Drug Centers, Inc.   .          22,900     $  767,150
                                                         -----------
Forest and Paper Products -- 0.2%
Unisource Worldwide, Inc.    ............       9,050     $  133,488
                                                         -----------
Insurance -- 3.4%
Chubb Corp.   ...........................       7,900     $  456,225
CIGNA Corp.   ...........................       2,600        390,975
Conseco, Inc.    ........................       3,100        128,262
Integon Corp.    ........................      61,200        619,650
ITT Hartford Group, Inc.  ...............       5,500        409,750
PennCorp Financial Group, Inc.  .........      12,600        433,125
Reliastar Financial Corp.    ............       6,500        393,250
                                                         -----------
                                                          $2,831,237
                                                         -----------
Machinery -- 0.8%
Greenfield Industries, Inc.  ............      12,000     $  244,500
Stewart & Stevenson Services, Inc.   .         16,000        384,000
                                                         -----------
                                                          $  628,500
                                                         -----------

Issuer                                       Shares            Value
Medical and Health Products -- 1.7%
Bristol-Myers Squibb Co.  ...............      12,600     $   825,300
Pharmacia & Upjohn, Inc.  ...............      17,100         506,588
Uromed Corp.*    ........................      18,400          71,300
                                                         ------------
                                                          $ 1,403,188
                                                         ------------
Medical and Health Technology
  and Services -- 1.3%
Regency Health Services, Inc.*  .........      31,200     $   327,600
St. Jude Medical, Inc.    ...............      11,000         357,500
United Healthcare Corp.   ...............       8,000         389,000
                                                         ------------
                                                          $ 1,074,100
                                                         ------------
Metals and Minerals -- 1.0%
Commonwealth Industries, Inc.   .........      45,500     $   784,875
                                                         ------------
Oils -- 0.5%
Texaco, Inc.  ...........................       4,100     $   432,550
                                                         ------------
Photographic Products -- 1.6%
Anacomp, Inc.*   ........................     108,663     $ 1,344,705
                                                         ------------
Railroads -- 1.2%
Burlington Northern Santa Fe
  Railway Co.    ........................       5,100     $   401,625
Wisconsin Central Transportation Corp.*        19,100         625,525
                                                         ------------
                                                          $ 1,027,150
                                                         ------------
Restaurants and Lodging -- 7.3%
Hilton Hotels Corp.    ..................      28,100     $   758,700
Host Marriott Corp.*   ..................      11,700         203,288
La Quinta Inns, Inc.   ..................      10,400         227,500
Promus Hotel Corp.*    ..................     126,900       4,473,225
Sam Houston Race Park, Inc.*    .........          63             252
Servico, Inc.*   ........................      27,300         378,787
                                                         ------------
                                                          $ 6,041,752
                                                         ------------
Special Products and Services -- 0.8%
IMO Industries, Inc.*  ..................     200,300     $   650,975
                                                         ------------
Stores -- 5.1%
Arbor Drugs, Inc.   .....................       6,200     $   113,925
Carson Pirie Scott & Co.*    ............      55,000       1,636,250
CVS Corp.  ..............................       6,600         327,525
Gantos, Inc.*    ........................     325,502         661,176
Gymboree Corp.*  ........................       7,400         204,887
Rite-Aid Corp.   ........................      24,100       1,108,600
Viking Office Products, Inc.*   .........      13,800         188,025
                                                         ------------
                                                          $ 4,240,388
                                                         ------------
Supermarkets -- 1.9%
Ingles Markets, Inc.   ..................      72,100     $   991,375
Safeway, Inc.*   ........................      13,182         588,247
                                                         ------------
                                                          $ 1,579,622
                                                         ------------
Telecommunications -- 0.3%
EchoStar Communications Corp.*  .........      18,500     $   279,813
                                                         ------------
Textiles -- 0.8%
HSN, Inc.  ..............................      29,475     $   692,663
                                                         ------------

Issuer                                       Shares            Value
Utilities -- Electric -- 1.4%
El Paso Electric Co.*  ..................     179,700     $ 1,134,356
                                                         ------------
Utilities -- Telephone -- 1.8%
Cellular Communications
  International  ........................      47,200     $ 1,180,000
Sprint Corp.  ...........................       7,800         342,225
                                                         ------------
                                                          $ 1,522,225
                                                         ------------
  Total U.S. Stocks    ..................                 $59,406,791
                                                         ------------
Foreign Stocks -- 10.3%
Canada -- 1.1%
Gulf Canada Resources Ltd.
  (Chemicals)*   ........................     106,500     $   865,312
                                                         ------------
Hong Kong -- 1.2%
Semi-Tech (Global) Ltd. (Electronics)         721,916     $ 1,001,872
                                                         ------------
New Zealand -- 1.0%
Tranz Rail Holdings Ltd., ADR
  (Railroads)    ........................      47,800     $   848,450
                                                         ------------
Portugal -- 0.2%
Banco Totta E Acores (Financial
  Institutions)  ........................      14,400     $   200,518
                                                         ------------
Switzerland -- 0.9%
Novartis AG (Pharmaceuticals)   .........         550     $   724,873
                                                         ------------
United Kingdom -- 5.9%
ASDA Group PLC (Retail)   ...............     228,800     $   427,044
British Petroleum PLC, ADR (Oils)  ......       3,500         481,687
Central European Media Enterprises
  Ltd. (Transportation)*  ...............      18,000         510,750
Central Transport Rental Group PLC,
  ADR (Transportation)    ...............   1,173,996         366,874
News Corp. Ltd., ADR (Multimedia)   .          90,217       1,364,532
Signet Group PLC, ADR (Stores)*    ......          10       1,200,000
Storehouse PLC (Retail)   ...............     144,700         519,014
                                                         ------------
                                                          $ 4,869,901
                                                         ------------
  Total Foreign Stocks    ...............                 $ 8,510,926
                                                         ------------
  Total Stocks
   (Identified Cost, $64,457,960)  ......                 $67,917,717
                                                         ------------
Preferred Stocks -- 2.3%
U.S. Stocks
Automotive
Harvard Industries, Inc.  ...............      16,000     $    18,000
                                                         ------------
Broadcasting -- 0.8%
Granite Broadcasting Corp.   ............      15,000     $   650,625
                                                         ------------
Consumer Goods and Services -- 0.9%
Renaissance Cosmetics, Inc.*##  .........         836     $   735,680
                                                         ------------
Supermarkets -- 0.6%
Supermarkets General Holdings Corp.            22,900     $   512,388
                                                         ------------
  Total Preferred Stocks
   (Identified Cost, $2,391,276)   ......                 $ 1,916,693
                                                         ------------

Rights


Issuer                                   Shares         Value
Spectravision, Inc. (Entertainment)*
 (Identified Cost $86,875)   .........   22,500     $     5,625
                                                    ------------
Warrants -- 0.1%
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services)
  (Identified Cost, $79,592)  ........      780        78,000
                                                    ------------
   Bonds -- 4.7%


                                           Principal Amount
                                            (000 Omitted)
U.S. Bonds -- 3.1%
Entertainment -- 0.5%
Marvel Holdings, Inc., 0s, 1998  .........      $3,160       $   410,800
                                                             ------------
Restaurants and Lodging -- 2.2%
Harrah's Jazz Co., 14.25s, 2001**   ......      $1,935       $   832,050
Sam Houston Race Park Ltd., 11s,
  2001**    ..............................         252           108,157
Santa Fe Hotel, Inc., 11s, 2000  .........       1,200           852,000
                                                             ------------
                                                             $ 1,792,207
                                                             ------------
Telecommunications -- 0.4%
Peoples Choice TV Corp., 0s, 2004               $1,000       $   350,000
                                                             ------------
  Total U.S. Bonds  .......................................  $ 2,553,007
                                                             ------------
Foreign Bonds -- 1.6%
United Kingdom
Central Transport Rental Finance
  Corp., 9.5s, 2003  .....................      $1,450       $ 1,348,335
                                                             ------------
  Total Bonds
   (Identified Cost, $5,547,797)   ........................  $ 3,901,342
                                                             ------------
Repurchase Agreement -- 7.4%
Goldman Sachs, dated 4/30/97, due
  5/01/97, total to be received
  $6,088,905 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost  .....................      $6,088       $ 6,088,000
                                                             ------------
Put Option Purchased -- 0.7%


                                       Principal Amount
                                         of Contracts
Issuer/Expiration Month/Strike Price     (000 Omitted)
S & P 500 Index/
  December/850
 (Premiums Paid, $713,241)   .........        10          $   579,575
                                                          ------------
  Total Investments
   (Identified Cost, $79,364,741)  .....................  $80,486,952
                                                          ------------

Short Sales -- (2.5)%

Issuer                            Shares            Value
Bay Networks, Inc.   ............    26    $   (466,825)
Jayhawk Acceptance Corp.   ......   142        (159,975)
Newbridge Networks Corp.   ......    16        (520,700)
Olympic Financial, Inc.    ......    41        (398,475)
Station Casinos, Inc.   .........    54        (476,588)
                                           ------------
  Total Short Sales
   (Proceeds Received, $2,090,748) ......  $ (2,022,563)
                                           ------------
   Other Assets,
     Less Liabilities -- 5.1%              $  4,198,601
                                           ------------
   Net Assets -- 100.0%    ..............  $ 82,662,990
                                           ============

 *Non-income producing security.
 **Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.


                       See notes to financial statements

Statement of Assets and Liabilities -- April 30, 1997


Assets:
 Investments, at value (identified cost, $79,364,741)  ..............................   $80,486,952
 Cash   .............................................................................     2,116,575
 Receivable for investments sold  ...................................................     2,529,186
 Interest and dividends receivable   ................................................       147,149
 Other assets   .....................................................................           939
                                                                                        -------------
    Total assets   ..................................................................   $85,280,801
                                                                                        -------------
Liabilities:
 Distributions payable   ............................................................   $    94,053
 Securities sold short, at value (proceeds received, $2,090,748)   ..................     2,022,563
 Payable for investments purchased   ................................................       362,238
 Payable to affiliates --
  Management fee   ..................................................................         1,705
  Transfer agent fee  ...............................................................         1,900
  Administrative fee  ...............................................................            34
 Accrued expenses and other liabilities    ..........................................       135,318
                                                                                        -------------
    Total liabilities    ............................................................   $ 2,617,811
                                                                                        -------------
Net Assets:  ........................................................................   $82,662,990
                                                                                        =============
Net assets consist of:
 Paid-in capital   ..................................................................   $77,382,413
 Unrealized appreciation on investments and translation of assets and liabilities in      1,190,386
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency          5,339,396
  transactions
 Accumulated distributions in excess of net investment income   .....................    (1,249,205)
                                                                                        -------------
    Total    ........................................................................   $82,662,990
                                                                                        =============
Shares of beneficial interest outstanding  ..........................................    6,198,134
                                                                                        ==========
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding)                                                                             $13.34
                                                                                           ======

                       See notes to financial statements

Statement of Operations -- Six Months Ended April 30, 1997


Net investment income:
 Income --
  Interest    .........................................................    $    428,126
  Dividends   .........................................................         333,453
  Foreign taxes withheld  .............................................          (8,160)
                                                                           ------------
   Total investment income   ..........................................    $    753,419
                                                                           ------------
 Expenses --
  Management fee    ...................................................    $    320,521
  Trustees' compensation  .............................................          59,170
  Transfer and dividend disbursing agent fee   ........................          11,689
  Administrative fee   ................................................           2,148
  Auditing fees  ......................................................          26,742
  Custodian fee  ......................................................          19,954
  Printing    .........................................................           8,639
  Postage  ............................................................           4,380
  Legal fees  .........................................................           1,536
  Miscellaneous  ......................................................          39,131
                                                                           ------------
   Total expenses   ...................................................    $    493,910
  Fees paid indirectly    .............................................          (5,931)
                                                                           ------------
   Net expenses  ......................................................    $    487,979
                                                                           ------------
    Net investment income .............................................    $    265,440
                                                                           ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
 Investment transactions  .............................................    $  8,779,898
 Foreign currency transactions  .......................................          (1,132)
                                                                           ------------
  Net realized gain on investments and foreign currency transactions       $  8,778,766
                                                                           ------------
 Change in unrealized depreciation --
  Investments    ......................................................    $ (7,810,267)
  Securities sold short   .............................................          68,185
  Translation of assets and liabilities in foreign currencies .........             (12)
                                                                           ------------
   Net unrealized loss on investment and foreign currency translation      $ (7,742,094)
                                                                           ------------
   Net realized and unrealized gain on investments   ..................    $  1,036,672
                                                                           ------------
    Increase in net assets from operations  ...........................    $  1,302,112
                                                                           ============

                       See notes to financial statements

Statement of Changes in Net Assets



                                                                                              Six Months
                                                                                                 Ended           Year Ended
                                                                                               April 30,         October 31,
Increase (decrease) in net assets:                                                               1997               1996
                                                                                             -------------      -------------
From operations --
Net investment income   ..................................................................    $     265,440      $     780,076
Net realized gain on investments and foreign currency transactions   .....................        8,778,766         19,538,278
Net unrealized loss on investments and foreign currency translation  .....................       (7,742,094)        (2,460,540)
                                                                                              -------------      -------------
 Increase in net assets from operations   ................................................    $   1,302,112      $  17,857,814
                                                                                              -------------      -------------
Distributions declared to shareholders --
From net investment income    ............................................................    $    (166,057)     $    (766,158)
From net realized gain on investments and foreign currency transactions    ...............      (13,002,140)        (9,282,693)
                                                                                              -------------      -------------
 Total distributions declared to shareholders   ..........................................    $ (13,168,197)     $ (10,048,851)
                                                                                              -------------      -------------
Trust share (principal) transactions --
Net asset value of shares issued to shareholders in reinvestment of distributions   ......    $   1,368,159      $   1,109,352
                                                                                              -------------      -------------
  Total increase (decrease) in net assets    .............................................    $ (10,497,926)     $   8,918,315
Net assets:
At beginning of period  ..................................................................       93,160,916         84,242,601
                                                                                              -------------      -------------
At end of period (including accumulated distributions in excess of net investment income
of $1,249,205 and $1,348,588, respectively) ..............................................    $  82,662,990      $  93,160,916
                                                                                              =============      =============

                       See notes to financial statements

Financial Highlights


                                                  Six Months
                                                     Ended
                                                   April 30,             Year Ended October 31,
                                                  ------------ ----------------------------------------
                                                     1997         1996            1995           1994
Per share data (for a share outstanding
throughout each period)
Net asset value -- beginning of period  ......... $   15.23     $  13.93    $      13.40   $      16.49
                                                  -----------   --------    ------------   ------------
Income from investment operations# --
 Net investment income   ........................ $    0.04     $   0.13    $       0.20   $       0.18
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions  .................................      0.22         2.82           2.18            0.35
                                                  -----------   --------    ------------   ------------
  Total from investment operations   ............ $    0.26     $   2.95    $       2.38   $       0.53
                                                  -----------   --------    ------------   ------------
Less distributions declared to shareholders --
 From net investment income    .................. $   (0.03)    $  (0.13)   $      (0.20)  $      (0.18)
 From net realized gain on investments
  and foreign currency transactions  ............     (2.12)       (1.52)         (1.14)          (2.31)
 In excess of net investment income  ............        --           --          (0.01)          (0.16)
 In excess of net realized gain on
  investments and foreign currency
  transactions  .................................        --           --             --           (0.09)
 From paid-in capital    ........................        --           --          (0.50)          (0.88)
                                                  -----------   --------    ------------   ------------
  Total distributions declared to
   shareholders    .............................. $   (2.15)    $  (1.65)   $      (1.85)  $      (3.62)
                                                  ===========   ========    ============   ============
Net asset value -- end of period  ............... $   13.34     $  15.23    $      13.93   $      13.40
                                                  ===========   ========    ============   ============
Per share market value -- end of period           $  17.250     $ 18.250    $     16.500   $     14.875
                                                  ===========   ========    ============   ============
Total return    .................................      6.91%++     22.20%         26.06%          6.75%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ....................................      1.13%+       1.14%          1.26%          1.20%
 Net investment income   ........................      0.61%+       0.85%          1.52%          1.20%
Portfolio turnover    ...........................        61%          96%            92%            75%
Average commission rate###  ..................... $  0.0450     $ 0.0576    $     --       $     --
Net assets at end of period
 (000 omitted)  ................................. $  82,663     $ 93,161    $     84,243   $     79,979



                                                                       Year Ended October 31,
                                                  -------------------------------------------------------------
                                                       1993           1992           1991            1990*
                                                  ------------   ------------   ------------   ----------------
Per share data (for a share outstanding
throughout each period)
Net asset value -- beginning of period  ......... $      14.82   $      14.90   $     11.66    $        13.95
                                                  ------------   ------------   ------------   ----------------
Income from investment operations# --
 Net investment income   ........................ $       0.67   $       0.77   $      0.90    $         1.04
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions  .................................         3.13           1.09          3.99             (1.95)
                                                  ------------   ------------   ------------   ----------------
  Total from investment operations   ............ $       3.80   $       1.86   $      4.89    $        (0.91)
                                                  ------------   ------------   ------------   ----------------
Less distributions declared to shareholders --
 From net investment income    .................. $      (0.67)  $      (0.77)  $     (0.90)   $        (1.04)
 From net realized gain on investments
  and foreign currency transactions  ............        (1.44)         (1.17)        (0.75)               --
 In excess of net investment income  ............        (0.02)           --             --                --
 In excess of net realized gain on
  investments and foreign currency
  transactions  .................................          --             --             --                --
 From paid-in capital    ........................          --             --             --             (0.34)
                                                  ------------   ------------   ------------   ----------------
  Total distributions declared to
   shareholders    .............................. $      (2.13)  $      (1.94)  $     (1.65)   $        (1.38)
                                                  ============   ============   ============   ================
Net asset value -- end of period  ............... $      16.49   $      14.82   $     14.90    $        11.66
                                                  ============   ============   ============   ================
Per share market value -- end of period           $     17.500   $     14.750   $    14.250    $       10.125
                                                  ============   ============   ============   ================
Total return    .................................       35.98%         17.66%         59.90%      (25.53)%+
Ratios (to average net assets)/Supplemental data:
 Expenses##  ....................................        1.22%          1.35%          1.37%             1.40%+
 Net investment income   ........................        4.32%          5.16%          7.97%             8.65%+
Portfolio turnover    ...........................         151%           175%           327%              237%
Average commission rate###  ..................... $     --       $     --       $     --       $       --
Net assets at end of period
 (000 omitted)  ................................. $     96,932   $     86,276   $     85,978   $       69,393

  *For the period from the commencement of investment operations, November 24,
   1989, to October 31, 1990.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales -- The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Possible losses from short sales can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or U.S. Government securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.68% of average daily net assets and 3.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,670 for the period April 30, 1997.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:



Total Number of Accounts   Annual Account Fee
-------------------------- -------------------
Less that 75,000    ...... $9.00
75,000 and over  ......... $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $48,587,688 and $63,327,917, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


     Aggregate cost   .....................    $   77,273,993
                                               --------------
     Gross unrealized appreciation   ......    $   12,358,895
     Gross unrealized depreciation   ......       (11,168,499)
                                               --------------
      Net unrealized appreciation    ......    $    1,190,396
                                               --------------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                                Period Ended               Year Ended
                                                                               April 30, 1997           October 31, 1996
                                                                           ----------------------    ----------------------
                                                                           Shares      Amount        Shares      Amount
---------------------------------------------------------------------------------------------------------------------------
    Shares issued to shareholders in reinvestment of distributions   ...   80,270     $1,368,159     68,526     $1,109,352
                                                                           ------     -----------    ------     -----------
     Net increase    ...................................................   80,270     $1,368,159     68,526     $1,109,352
                                                                           ------     -----------    ------     -----------

(6) Quarter Financial Information (Unaudited)

                                                                Net Realized and         Net Increase (Decrease)
                                         Net Investment      Unrealized Gain (Loss)      in Net Assets Resulting
Quarterly Period    Investment Income        Income              on Investments              from Operations
------------------- ------------------ ------------------ ---------------------------- ----------------------------
                                Per                Per                        Per                          Per
Fiscal 1997          Amount    Share    Amount    Share       Amount         Share         Amount         Share
------------------- ---------- ------- ---------- ------- ---------------- ----------- ---------------- -----------
January 31   ...... $397,021   $0.06   $142,897   $0.02      $4,138,616        $0.70       $4,281,513       $0.72

April 30  .........  356,398    0.06    122,543    0.02      (3,101,944)       (0.48)      (2,979,401)      (0.46)
                    ----------  ------  ---------  ------  -------------    --------    -------------    --------
                    $753,419   $0.12   $265,440   $0.04    $  1,036,672        $0.22       $1,302,112       $0.26
                    ==========  ======  =========  ======  =============    ========    =============    ========


                                                                  Net Realized and         Net Increase (Decrease)
                                           Net Investment      Unrealized Gain (Loss)      in Net Assets Resulting
Quarterly Period     Investment Income         Income              on Investments              from Operations
------------------- -------------------- ------------------ ---------------------------- ----------------------------
                                  Per                Per                        Per                          Per
Fiscal 1996           Amount     Share    Amount    Share       Amount         Share         Amount         Share
------------------- ------------ ------- ---------- ------- ---------------- ----------- ---------------- -----------
January 31   ......  $546,431   $0.09   $286,440   $0.05   $7,195,033       $1.19       $7,481,473       $1.24

April 30  .........   432,969    0.07    174,534    0.03      8,701,400        1.43        8,875,934      1.46
July 31   .........   459,665    0.08    188,820    0.03     (5,220,135)      (0.86)      (5,031,315)    (0.83)
October 31   ......   369,081    0.06    132,282    0.02      6,401,440        1.06        6,531,722      1.08
                   -----------  ------  ---------  ------  -------------    --------    -------------    --------
                   $1,808,146   $0.30   $782,076   $0.13   $ 17,077,738     $  2.82     $ 17,857,814     $2.95
                   ===========  ======  =========  ======  =============    ========    =============    ========

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other trusts managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the Trust for the period ended April 30, 1997, was $410.

(8) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Trust owned the following restricted security (constituting 0.002% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.



                                         Date of
Description                            Acquisition          Shares     Cost     Value
---------------------------------   ---------------------   --------   ------   -------
Atlantic Gulf Communities Corp.     3/20/92  -  9/25/95      250       $ --     $1,375
                                                                                -------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the six month period ended April 30, 1997, the statement of changes in net assets for the six month period ended April 30, 1997, and for the year ended October 31, 1996, and the financial highlights for the six month period ended April 30, 1997, and each of the three years in the period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994, indicated herein, were audited by other auditors whose report dated December 16, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at April 30, 1997, the results of its operations for the six month period ended April 30, 1997, the changes in its net assets for the six month period ended April 30, 1997, and for the year ended October 31, 1996, the financial highlights for the six month period ended April 30, 1997, and for each of the three years in the period ended October 31, 1996, in conformity with generally accepted accounting principles.

                                                   [Ernst & Young LLP Signature]

Boston, Massachusetts
June 6, 1997

MFS[RegTM] Special Value Trust

Trustees

A. Keith Brodkin*
Chairman and President


Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company


Marshall N. Cohan(1)
Private Investor


Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School


The Hon. Sir J. David Gibbons,
KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield
& Son Ltd.


Abby M. O'Neill(2)
Private Investor;
Director, Rockefeller Financial
Services, Inc. (investment advisers)


Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds (mutual funds)


Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company


Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company


J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)


Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation


*   Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

[RECYCLE LOGO] This report is printed on recycled paper.


Portfolio Manager
Robert J. Manning*
John F. Brennan, Jr.*


Treasurer
W. Thomas London*


Assistant Treasurer
James O. Yost*


Secretary
Stephen E. Cavan*


Assistant Secretary
James R. Bordewick, Jr.*


Transfer Agent,
Registrar and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304


Custodian
State Street Bank and
Trust Company


Independent Auditors
Ernst & Young LLP


Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



                                                                MSVCE-3 6/97 16M